SCHEDULE 14C INFORMATION

                                 (RULE 14c-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION


                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)

                     OF THE SECURITIES EXCHANGE ACT OF 1934



[ ]    Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[X]    Definitive Information Statement

                                  PROMOS, INC.

                  (Name of Registrant As Specified In Charter)

[X]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)      Title of each class of securities to which transaction applies:

2)      Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)      Proposed maximum aggregate value of transaction:

5)      Total fee paid:

[ ]     Fee paid previously with preliminary materials.


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)      Amount Previously Paid:

2)      Form, Schedule or Registration Statement No.:

3)      Filing Party:

4)      Date Filed:

                                  PROMOS, INC.
                              12-8 Technology Drive
                       East Setauket, New York 11733-4049

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO ALL SHAREHOLDERS OF PROMOS, INC.:

         A special meeting of shareholders of Promos, Inc., a Colorado corporation, will be held at the offices of Promos, 12-8 Technology Drive, East Setauket, New York 11733-4049, on Thursday, February 26, 2004, at 9:30 a.m., local time. The purpose of the special meeting is to consider and take action on the proposals summarized below:

              1. To change our corporate name from Promos, Inc. to OmniCorder Technologies, Inc.

              2. To reincorporate Promos, Inc. in Delaware though a merger of Promos with and into a newly-formed Delaware subsidiary, to be known as "OmniCorder Technologies, Inc." (an entity district from the recently-dissolved OmniCorder Technologies, Inc., as described in the accompanying Information Statement), which will result in:

              o a change of domicile of Promos from the state of Colorado to the state of Delaware, which means that the surviving corporation will be governed by the laws of the state of Delaware;

              o the change of our corporate name from Promos, Inc. to OmniCorder Technologies, Inc.;

              o your right to receive one share of common stock of OmniCorder for each share of common stock of Promos owned by you as of the effective date of the reincorporation;

              o the persons serving presently as executive officers and directors of Promos to serve in their same respective positions in OmniCorder after the reincorporation;

              o OmniCorder's Certificate of Incorporation becoming the certificate of incorporation of the surviving corporation; and

              o OmniCorder's By-laws becoming the by-laws of the surviving corporation.

              3. To ratify the adoption by Promos of the 1998 Stock Option Plan of the pre-reverse acquisition OmniCorder Technologies, Inc., which Promos assumed in connection with the reverse acquisition transaction completed on December 19, 2003, as well as an amendment to that plan increasing the number of shares of common stock available for issuance under the plan to 4,435,500 shares; and

              4. To conduct such other business as properly comes before the special meeting.

         The holders of approximately 52% of our outstanding common stock have agreed to vote in favor of the actions described above at the special meeting, which are described in greater detail in the Information Statement accompanying this notice. THEREFORE, WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

         The accompanying Information Statement is for information purposes only and explains our name change, the terms of our proposed reincorporation and the ratification of the adoption of and amendment to the 1998 Stock Option Plan. Please read the accompanying Information Statement carefully.

February 3, 2004

                                      By Order of the Board of Directors

                                      /s/ Mark A. Fauci
                                      ------------------------------------------
                                      MARK A. FAUCI
                                      President and Chief Executive Officer


                               -------------------

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY.

                               -------------------

                                  PROMOS, INC.
                              12-8 TECHNOLOGY DRIVE
                       EAST SETAUKET, NEW YORK 11733-4049

                              INFORMATION STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 26, 2004

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                      YOU ARE REQUESTED NOT TO SEND A PROXY

TO ALL SHAREHOLDERS OF PROMOS, INC.

         NOTICE IS HEREBY GIVEN that a special meeting of shareholders of Promos, Inc., a Colorado corporation, will be held at the offices of Promos, 12-8 Technology Drive, East Setauket, New York 11733-4049, on Thursday, February 26, 2004, at 9:30 a.m., local time. Management of Promos may conduct and participate in the meeting by telephone conference call.

         This Information Statement is being mailed on or about February 4, 2004 to all shareholders of record as of the close of business on January 26, 2004, and relates to the special meeting of shareholders to be held on February 26, 2004. The purpose of the meeting is to consider and take action on the proposals summarized below:

              1. To change our corporate name from Promos, Inc. to OmniCorder Technologies, Inc.

              2. To reincorporate Promos in Delaware through a merger of Promos with and into a newly-formed Delaware subsidiary, to be known as "OmniCorder Technologies, Inc." (an entity distinct from the recently-dissolved OmniCorder Technologies, Inc., as described below), which will result in:

              o a change of domicile of Promos from the state of Colorado to the state of Delaware, which means that the surviving corporation will be governed by the laws of the state of Delaware;

              o the change of our corporate name from Promos, Inc. to OmniCorder Technologies, Inc.;

              o your right to receive one share of common stock of OmniCorder for each share of common stock of Promos owned by you as of the effective date of the reincorporation;

              o the persons serving presently as executive officers and directors of Promos to serve in their same respective positions in OmniCorder after the reincorporation;

              o OmniCorder's Certificate of Incorporation becoming the certificate of incorporation of the surviving corporation; and

              o OmniCorder's By-laws becoming the by-laws of the surviving corporation.

              3. To ratify the adoption by Promos of the 1998 Stock Option Plan of OmniCorder Technologies, Inc., which Promos assumed in connection with the reverse acquisition transaction completed on December 19, 2003, as well as an amendment to that plan increasing the number of shares of common stock available for issuance under the plan to 4,435,000 shares; and

              4. To conduct such other business as properly comes before the meeting.

         The close of business on January 12, 2004 has been fixed as the record date for determining shareholders entitled to notice of and to vote at the special meeting and any adjournments. The accompanying Information Statement is first being sent to shareholders on or about February 4, 2004.

         Our board of directors has adopted resolutions authorizing the taking of each of the actions described above and recommended that the shareholders adopt resolutions approving these actions.

         As of the close of business on the record date, we had 29,570,000 shares of common stock outstanding. The common stock is our only class of securities entitled to vote. Each outstanding share of common stock is entitled to one vote per share. The affirmative consent of the holders of a majority of our outstanding common stock is required to approve each of the actions described above. The holders of approximately 52% of our outstanding common stock have agreed to vote in favor of the actions described above. THEREFORE, WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

         YOU HAVE THE RIGHT TO EXERCISE DISSENTERS' RIGHTS UNDER ARTICLE 113 OF THE COLORADO BUSINESS CORPORATION ACT, AND OBTAIN THE "FAIR VALUE" OF YOUR SHARES OF PROMOS COMMON STOCK, PROVIDED THAT YOU COMPLY WITH THE CONDITIONS ESTABLISHED UNDER APPLICABLE COLORADO LAW. FOR A DISCUSSION REGARDING YOUR DISSENTERS' RIGHTS, SEE THE SECTION ENTITLED REINCORPORATION IN DELAWARE; RIGHTS OF DISSENTING SHAREHOLDERS" IN THE ACCOMPANYING INFORMATION STATEMENT AND
EXHIBIT 4 THERETO, WHICH SETS FORTH THOSE STATUTES.

         The expenses of mailing this Information Statement will be borne by Promos, including expenses in connection with the preparation and mailing of this Information Statement and all documents that now accompany or may in the future supplement it. It is contemplated that brokerage houses, custodians, nominees and fiduciaries will be requested to forward this Information Statement to the beneficial owners of our common stock held of record by these persons and that we will reimburse them for their reasonable expenses incurred in this process.

         For a period of at least ten days prior to the meeting, a complete list of shareholders entitled to vote at the meeting will be open to examination by any shareholder during ordinary business hours at the principal executive offices of Promos, 12-8 Technology Drive, East Setauket, New York 11733-4049.

         The description of the proposals set forth above is intended only as a summary. Information concerning the matters to be acted upon at the meeting is contained in the accompanying Information Statement, which we urge you to read carefully.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information regarding the number of shares of common stock of Promos beneficially owned on January 29, 2004 by:

         o each person who is known by Promos to beneficially own 5% or more of the common stock of Promos;

         o each of the directors and executive officers of Promos and all persons expected to become directors of Promos pursuant to the reverse acquisition; and

         o all of Promos' directors and executive officers, and all persons expected to become directors of Promos pursuant to the reverse acquisition, as a group.

         Except as otherwise set forth below, the address of each of the persons listed below is Promos, Inc., 12-8 Technology Drive, East Setauket, New York 11733-4049.


             NAME AND ADDRESS OF                 NUMBER OF SHARES           PERCENTAGE OF SHARES
             BENEFICIAL OWNER(3)              BENEFICIALLY OWNED (1)        BENEFICIALLY OWNED (2)
---------------------------------------------------------------------------------------------------
Mark A. Fauci                                    8,539,883(3)                      28.9%

Marek Pawlowski, Ph.D.                           45,823(4)                          *

Steven W. Albanese                               -                                  *

Jed Schutz                                       2,518,945(5)                       8.2%

George Benedict                                  727,346(6)                         2.4%

Joseph T. Casey                                  800,080(7)                         2.7%

Gordon A. Lenz                                   521,686(8)                         1.8%

Hon. Joseph F. Lisa                              67,172(9)                          *

Anthony A. Lombardo                              41,074(10)                         *

Robert W. Loy                                    192,377(11)                        *

Richard Vietor                                   169,942(12)                        *

William J. Wagner                                202,684(13)                        *

Michael Anbar, Ph.D.                             2,710,858(14)                      9.2%

Directors and executive officers as a           13,827,012                        43.6%
group (12 persons)


------------------------

* Less than 1% of outstanding shares.

(1) Unless otherwise indicated, includes shares owned by a spouse, minor children and relatives sharing the same home, as well as entities owned or controlled by the named person. Also


                                       3



         includes shares if the named person has the right to acquire those shares within 60 days after January 29, 2004 by the exercise of any warrant, stock option or other right. Unless otherwise noted, shares are owned of record and beneficially by the named person.

(2) Based upon 29,570,000 shares of common stock outstanding on January 29, 2004.

(3) Does not include stock options to purchase 250,000 shares of common stock granted under OmniCorder's 1998 Stock Option Plan pursuant to Mr. Fauci's employment agreement. These stock options will become effective upon the adoption by the shareholders at the special meeting of OmniCorder's 1998 Stock Option Plan and the approval of the proposed amendment to the plan, as discussed in this Information Statement. Upon the adoption of the 1998 Stock Option Plan and the approval of the amendment, these options will become immediately exercisable.

(4) Represents shares of common stock issuable upon exercise of stock options granted under OmniCorder's 1998 Stock Option Plan, which are currently exercisable.

(5) Includes (i) 1,026,840 shares of common stock issuable upon the exercise of an outstanding warrant and (ii) 107,818 shares of common stock issuable upon exercise of stock options granted under OmniCorder's 1998 Stock Option Plan, which are currently exercisable. The shares of common stock and warrant beneficially owned by Mr. Schutz are held jointly with his spouse.

(6) Includes (i) 205,368 shares of common stock issuable upon the exercise of an outstanding warrant and (ii) 107,818 shares of common stock issuable upon exercise of stock options granted under OmniCorder's 1998 Stock Option Plan, which are currently exercisable.

(7) Held by The Casey Living Trust, of which Mr. Casey and his spouse are trustees. Includes 72,735 shares of common stock issuable upon exercise of an outstanding warrant, which is currently exercisable.

(8) Includes 41,074 shares of common stock issuable upon the exercise of stock options granted under OmniCorder's 1998 Stock Option Plan, which are currently exercisable.

(9) Includes 59,899 shares of common stock issuable upon the exercise of stock options granted under OmniCorder's 1998 Stock Option Plan, which are currently exercisable.

(10) Represents shares of common stock issuable upon the exercise of stock options granted under OmniCorder's 1998 Stock Option Plan, which are currently exercisable.

(11) Includes 151,459 shares of common stock issuable upon the exercise of stock options granted under OmniCorder's 1998 Stock Option Plan, which are currently exercisable.

(12) Includes 151,459 shares of common stock issuable upon the exercise of stock options granted under OmniCorder's 1998 Stock Option Plan, which are currently exercisable.

(13) Held by Dauk/Wagner Investments, LLC, of which Mr. Wagner is a managing member. Includes 102,684 shares of common stock issuable upon exercise of stock options granted under OmniCorder's 1998 Stock Option Plan, which are currently exercisable.

(14)     The address of Dr. Anbar is 145 Deer Run Road, Amherst, New York 14221.



                                CHANGE IN CONTROL

         As previously disclosed in our Current Report on Form 8-K, which was filed with the U.S. Securities and Exchange Commission on January 5, 2004, we completed a so-called "reverse acquisition" transaction in which we acquired all the assets and assumed all the liabilities of OmniCorder Technologies, Inc., a Delaware corporation, in consideration for the issuance of a majority of our shares of common stock to OmniCorder. OmniCorder is a leading developer of medical imaging applications using advanced infrared focal plane arrays, and provides imaging technology for clinicians and researchers for drug discovery, disease detection and disease management applications. The reverse acquisition was completed pursuant to an Agreement of Purchase and Sale, dated as of December 19, 2003. Concurrently with the closing of the reverse acquisition, we completed a private placement of 5,686,027 shares of our common stock, from which we received gross proceeds of $7,820,405.

         At the closing of the Purchase Agreement, we acquired all of OmniCorder's assets and assumed all of OmniCorder's liabilities in exchange for the issuance by us of 13,773,700 shares of our common stock to OmniCorder. OmniCorder also purchased 7,764,700 shares of Promos common stock from one of our directors for $180,000. Following the completion of the reverse acquisition, private placement, related stock purchase and payment of equity-based transaction fees, OmniCorder owned 21,538,400 shares, or 72.8% of the outstanding shares of Promos common stock. On December 29, 2003, OmniCorder dissolved and, in accordance with the tax-free reorganization with the tax-free reorganization provisions of the U.S. tax code, privately liquidated the shares of Promos common stock it received under the Purchase Agreement to its stockholders in proportion to their respective interests in OmniCorder.

         At the closing of the reverse acquisition, we assumed all obligations of OmniCorder under OmniCorder's outstanding warrants to purchase shares of common stock at the respective exercise prices then in effect and upon the same terms and conditions as were contained in the OmniCorder warrants. At the time of the reverse acquisition, OmniCorder had outstanding warrants to purchase 600,000 shares of common stock that were assumed by us and treated pursuant to the Purchase Agreement as warrants to purchase 1,232,208 shares of our common stock.

         In addition, we assumed OmniCorder's 1998 Stock Option Plan and reserved shares of our common stock for stock options issued and issuable under that plan. At the time of the reverse acquisition, OmniCorder had outstanding stock options to purchase 1,217,860 shares of common stock that were assumed by Promos and treated pursuant to the Purchase Agreement as options to purchase 2,501,095 shares of Promos common stock. The 1998 Stock Option Plan and the amendment increasing the number of stock options issuable under the plan to 4,435,500 shares, or approximately 15% of Promos' outstanding shares, will be ratified and approved at the special meeting of shareholders to be held on February 26, 2004.

         Concurrently with the closing of the reverse acquisition, we completed a private placement of 5,686,027 shares of our common stock at a price of $1.375 per share. We received gross proceeds from the private placement of $7,820,405. We also issued warrants to three lead investors to purchase an aggregate of 218,189 shares of our common stock at an exercise price of $1.50 per share for a three-year period. After the closing of the reverse acquisition, private placement of common stock and payment of equity-based transaction fees, we had 29,570,000 outstanding shares of common stock, warrants to purchase 1,450,397 shares and stock options to purchase 2,710,459 shares of common stock.

         Pursuant to the Purchase Agreement, at the closing of the reverse acquisition, the board of directors of Promos was increased from two to four directors, and Mark A. Fauci and Jed Schutz were appointed to serve in the vacancies created by the increase until the next annual meeting of stockholders.

Upon compliance with Section 14(f) of the Securities Exchange Act of 1934 and Rule 14f-1 under that act on January 17, 2004, pursuant to the Purchase Agreement, the board of directors was increased to nine members, and George Benedict, Joseph Casey, Gordon A. Lenz, Hon. Joseph F. Lisa, Anthony A. Lombardo, Robert W. Loy and Richard Vietor were appointed to serve as directors of Promos until the next annual meeting of stockholders. In connection with the appointment of these directors, Judith F. Harayda and Stephan R. Levy, the sole members of the board of directors of Promos before the reverse acquisition, resigned as directors of Promos. In addition, at the closing of the reverse acquisition, the board of directors appointed Mr. Fauci as President and Chief Executive Officer, Marek Pawlowski, Ph.D. as Vice President-Product Development, and Steven W. Albanese as Controller of Promos.

         For accounting purposes, the above transaction was accounted for as a "reverse acquisition" since the shareholders of OmniCorder owned a majority of the outstanding shares of common stock of Promos immediately following the transaction. For a more complete summary of the reverse merger and private placement transactions, shareholders should refer to the Current Report on Form 8-K filed by Promos on January 5, 2004.

                          CHANGE OF THE COMPANY'S NAME

BACKGROUND AND PURPOSE

         On December 19, 2003, our board of directors approved a change of our corporate name to "OmniCorder Technologies, Inc." The reason for the name change is to allow us to maintain the OmniCorder Technologies name through which old OmniCorder conducted its business before the completion of the reverse merger transaction on December 19, 2003. The name change will be effected by virtue of the reincorporation of our company in the state of Delaware, as described below.

                           REINCORPORATION IN DELAWARE

SUMMARY

Transaction:        Reincorporation in Delaware.

Purpose: To provide greater flexibility and simplicity in corporate transactions and reduce taxes and other costs of doing business. For more information, see "Background and Purpose; Principal Reasons for Reincorporation in Delaware."

                    The purpose of this Information Statement is to inform holders of our common stock of this corporate action.

Record Date:        January 12, 2004.

Method: Merger with and into our newly-formed, wholly-owned subsidiary, OmniCorder Technologies, Inc. For more information, see "Background and Purpose; Principal Features of the Reincorporation."

Exchange Ratios:    One share of OmniCorder common stock will be issued for each share of our common stock held as of the effective date of the reincorporation. For more information, see "Background and Purpose; Principal Features of the Reincorporation."

Effective Date:     The later of 20 days after the mailing of this Information
                    Statement, and February 26, 2004, the date scheduled for the special meeting of shareholders.

Right to Dissent:   Any shareholder is entitled to be paid the fair value of
                    his, her or its shares if the shareholder timely dissents to the reincorporation or any of the actions resulting from or in connection with the reincorporation. For more information, see "Rights of Dissenting Shareholders."

QUESTIONS AND ANSWERS

         This Information Statement is first being sent to shareholders on or about February 4, 2004. The following questions and answers are intended to respond to frequently asked questions concerning our reincorporation in Delaware. These questions do not, and are not intended to, address all the questions that may be important to you. You should carefully read the entire Information Statement, as well as its exhibits.

Q:       Why are we reincorporating in Delaware and changing our name?

A: We believe that the reincorporation in Delaware will give us more flexibility and simplicity in various corporate transactions. Delaware has adopted a General Corporation Law that includes by statute many concepts created by judicial rulings in other jurisdictions. Therefore, we believe that Delaware provides a recognized body of corporate law that is consistently interpreted by Delaware courts, thus facilitating corporate governance by our officers and directors. Furthermore, by changing our name we will maintain the "OmniCorder Technologies" name through which the old OmniCorder conducted its business and is generally known.

Q:       Why are we not soliciting proxies to approve the reincorporation?

A: The board of directors has already approved the reincorporation in Delaware, and the holders of approximately 52% of our outstanding shares of common stock have agreed to vote in favor of the reincorporation at the special meeting, which is a sufficient percentage for passage without the need for soliciting proxies.

Q:       What are the principal features of the reincorporation?

A: The reincorporation will be accomplished by merging with and into our newly-formed, wholly-owned subsidiary, OmniCorder Technologies, Inc. One new share of OmniCorder common stock will be issued for each outstanding share of our common stock held by our shareholders on the effective date for the reincorporation. Our shares will no longer be eligible be quoted through the OTC Bulletin Board. Shares of OmniCorder will be eligible to be quoted in their place beginning on or about the effective date of the reincorporation under a new CUSIP number and trading symbol that have not yet been assigned.

Q:       What are the differences between Delaware and Colorado law?

A: There are some differences between the laws of the state of Colorado and state of Delaware that impact your rights as a shareholder. For information regarding the differences between the corporate laws of the state of Delaware and the state of Colorado, please see "Background and Purpose; Differences Between the Corporate Laws and Charter Documents Affecting Promos and OmniCorder."

Q:       How will the reincorporation affect my ownership?

A:       Your ownership interest will not be affected by the reincorporation.

Q: How will the reincorporation affect our officers, directors and employees?

A: Our officers, directors and employees will become the officers, directors and employees of OmniCorder after the effective date of the reincorporation.

Q:       How will the reincorporation affect our business?

A: OmniCorder will continue our business at the same location and with the same assets. Promos will cease its corporate existence in the state of Colorado on the effective date of the reincorporation.

Q:       What do I do with my stock certificates?

A: Delivery of your certificates issued prior to the effective date of the reincorporation will constitute "good delivery" of shares in transactions subsequent to reincorporation. Certificates representing shares of OmniCorder will be issued with respect to transfers occurring after the reincorporation. New certificates will also be issued upon the request of any shareholder, subject to normal requirements as to proper endorsement, signature guarantee, if required, and payment of applicable taxes.

         IT WILL NOT BE NECESSARY FOR OUR SHAREHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR CERTIFICATES OF OMNICORDER. OUTSTANDING STOCK CERTIFICATES OF PROMOS SHOULD NOT BE DESTROYED OR SENT TO US.

Q:       What if I have lost my certificate?

A: If you have lost your certificate, you can contact our transfer agent to have a new certificate issued. You may be required to post a bond or other security to reimburse us for any damages or costs if the certificate is later delivered for sale of transfer. Our transfer agent may be reached at:

                            Corporate Stock Transfer
                    3200 Cherry Creek South Drive, Suite 430
                             Denver, Colorado 80209
                            Telephone: (303) 282-4800
                             Attention: Carylyn Bell

Q:       Can I require Promos to purchase my stock?

A: Yes. Under Colorado law you are entitled to appraisal and purchase of your stock as a result of the reincorporation.

Q:       Who will pay the costs of reincorporation?

A: We will pay all of the costs of reincorporation in Delaware, including distributing this Information Statement. We may also pay brokerage firms and other custodians for their reasonable expenses for forwarding information materials to the beneficial owners of our common stock. We do not anticipate contracting for other services in connection with the reincorporation.

Q:       Will I have to pay taxes on the new certificates?

A: We believe that the reincorporation is not a taxable event and that you will be entitled to the same tax basis in the shares of OmniCorder that you had in our common stock. Everyone's tax situation is different and you should consult with your personal tax advisor regarding the tax effect of the reincorporation.

BACKGROUND AND PURPOSE

         The following discussion summarizes the important aspects of our reincorporation in Delaware. This summary does not include all of the provisions of the Agreement and Plan of Merger between Promos and OmniCorder, a copy of which is attached as Exhibit 1, the Certificate of Incorporation of OmniCorder, a copy of which is attached as Exhibit 2, or the By-laws of OmniCorder, a copy of which is attached as Exhibit 3. Copies of the Amended and Restated Articles of Incorporation and the By-laws of Promos are available for inspection at our principal office and we will send copies to shareholders upon request.

         Principal Reasons for Reincorporation in Delaware

         We believe that the reincorporation in Delaware will provide a greater measure of flexibility and simplicity in corporate transactions and reduce taxes and other costs of doing business. We also believe Delaware provides a recognized body of corporate law that will facilitate corporate governance by our officers and directors. Delaware is a favorable legal and regulatory environment in which to operate and where a substantial number of Fortune 500 companies and New York and American Stock Exchange listed firms are incorporated today. For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws that are periodically updated and revised to meet changing business needs. As a result, many major corporations have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware in a manner similar to that which we proposed. Because of Delaware's longstanding policy of encouraging incorporation in that state, and consequently its preeminence as the state of incorporation for many major corporations, the Delaware courts have developed a considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations. It is anticipated that Delaware corporate law will continue to be interpreted and explained in a number of significant court decisions that may provide greater predictability with respect to our corporate legal affairs. Certain aspects of Delaware corporate law have, however, been criticized on the ground that they do not afford minority shareholders the same substantive rights and protection as are available in a number of other states. For a discussion of some differences in shareholders' rights and the powers of management under Delaware law and Colorado law see "Differences Between the Corporate Laws and Charter Documents Governing Promos and OmniCorder."

         Principal Features of the Reincorporation

         The reincorporation in Delaware will be effected by our merger with and into OmniCorder Technologies, Inc., a newly-formed, wholly-owned subsidiary of Promos incorporated in Delaware for this purpose. OmniCorder Technologies, which will be the surviving entity, has not engaged in any activities except in connection with the reincorporation. The mailing address of its principal executive offices and its telephone number are the same as those of Promos. As part of its approval and recommendation of the reincorporation, the board of directors of Promos has approved, and recommended to our stockholders, an Agreement and Plan of Merger pursuant to which Promos will be merged with and into OmniCorder. The full texts of the Agreement and Plan of Merger, and the Certificate of Incorporation and By-laws of OmniCorder, the successor Delaware company under which Promos' business will be conducted after the reincorporation, are attached as Exhibits 1, 2 and 3, respectively. The discussion contained in this Information Statement is qualified in its entirety by reference to such Exhibits.

         Upon the receipt by Promos of any required third party consents to the reincorporation, and upon the filing of appropriate certificates of merger with the Secretaries of State of the states of Colorado and Delaware, Promos will be merged with and into OmniCorder pursuant to the Agreement and Plan of Merger, resulting in a change in Promos' state of incorporation from Colorado to Delaware, and a change in our company's corporate name from Promos, Inc. to OmniCorder Technologies, Inc. We will then be subject to the Delaware General Corporation Law and the Certificate of Incorporation and By-laws of OmniCorder, which will replace Promos' current Amended and Restated Articles of Incorporation and By-laws. These changes may alter the rights of shareholders of Promos. See "Differences Between the Corporate Laws and Charter Documents Governing Promos and OmniCorder." The text of the Certificate of Incorporation and By-laws of OmniCorder are attached hereto as Exhibits 2 and 3, respectively. The effectiveness of the reincorporation and the merger is conditioned upon the filing by both Promos and OmniCorder of a Certificate of Merger with the state of Colorado and the state of Delaware. The reincorporation will become effective upon the later to occur of 20 days after the date of the mailing of this Information Statement, and February 26, 2004, the date scheduled for the special meeting of shareholders. As a result of the reincorporation, Promos will cease its corporate existence in the state of Colorado.

         Upon completion of the reincorporation, each of our shareholders will be entitled to receive one share of OmniCorder common stock for each share of Promos common stock that he, she or it owns on the effective date of the reincorporation. Each share of OmniCorder common stock owned by us will be canceled and resume the status of authorized and unissued OmniCorder common stock. In addition, outstanding stock options and warrants to purchase shares of common stock will be converted automatically into stock options and warrants to purchase the same number of shares of common stock of OmniCorder. Each employee stock plan and any other employee benefit plan to which Promos is a party will be assumed by OmniCorder and, to the extent any such plan provides for the issuance or purchase of Promos' common stock, it will be deemed to provide for the issuance or purchase of shares of common stock of OmniCorder.

         IT WILL NOT BE NECESSARY FOR STOCKHOLDERS OF PROMOS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR CERTIFICATES OF OMNICORDER; OUTSTANDING STOCK CERTIFICATES OF PROMOS SHOULD NOT BE DESTROYED OR SENT TO PROMOS. The common stock of OmniCorder will continue to be quoted through the OTC Bulletin Board, which will consider the existing stock certificates as constituting "good delivery" in transactions subsequent to the reincorporation.

         The Certificate of Incorporation and By-laws of OmniCorder are different from our Amended and Restated Articles of Incorporation and By-laws. Your rights as shareholders may be affected by the reincorporation by, among other things, the differences between the laws of the state of Colorado, which govern Promos, and the laws of the state of Delaware, which govern OmniCorder. See the information under "Differences between the Corporate Laws and Charter Documents Governing Promos and OmniCorder" for a summary of the differences between the corporate laws of the state of Colorado and the state of Delaware.

         The reincorporation will not result in any changes in our business, management, assets, liabilities or net worth. OmniCorder is currently our wholly-owned subsidiary and, upon completion of the reincorporation, will succeed by operation of law to all of our business, assets and liabilities. The board of directors and officers of OmniCorder will consist of the same persons who are our directors and officers prior to the reincorporation. Our daily business operations will continue at our principal executive offices at 12-8 Technology Drive, East Setauket, New York 11733-4049.

         Change in Capitalization

         Our authorized capital on the date of this Information Statement consisted of 60,000,000 shares of capital stock, divided into 50,000,000 shares of common stock, par value $.001 per share, and 10,000,000 shares of preferred stock, par value $.01 per share. On the date of this Information Statement, there were 29,570,000 shares of our common stock and no shares of our preferred stock issued and outstanding. The authorized capital of OmniCorder consists of 60,000,000 shares of capital stock, divided into 50,000,000 shares of common stock, par value $.001 per share, and 10,000,000 shares of preferred stock, par value $.01 per share, with the right conferred upon the board of directors to set the dividend, voting, conversion, liquidation and other rights, as well as the qualifications, limitations and restrictions, with respect to such preferred stock as the board of directors may determine from time to time. As a result of the reincorporation and exchange of the common stock, OmniCorder will have outstanding 29,570,000 shares of common stock and no shares of preferred stock outstanding. Accordingly, the board of directors of OmniCorder will have available 20,430,000 shares of common stock and 10,000,000 shares of preferred stock which are authorized but unissued and unreserved. The reincorporation will not affect our total shareholders' equity or total capitalization.

         The board of directors of OmniCorder Technologies has not adopted any designations, rights or preferences for preferred stock and there are no present plans, understandings, agreements or negotiations that will involve the issuance of preferred stock. However, the board of directors believes it prudent to have shares of preferred stock available for such corporate purposes as the board of directors may from time to time deem necessary and advisable including for acquisitions and the raising of additional capital, for which there are no present binding agreements or understandings. An issuance of preferred stock could result in significant dilution of the voting rights and the shareholders' equity of then existing stockholders.

         Issuance of additional authorized common stock or preferred stock may have the effect of:

         o deterring or thwarting persons seeking to take control of OmniCorder through a tender offer, proxy fight or otherwise;

         o    inhibiting the removal of incumbent management; or

         o impeding a corporate transaction such as a merger. For example, the issuance of common stock or preferred stock could be used to deter or prevent such a change of control through dilution of stock ownership of persons seeking to take control or by rendering a transaction proposed by such persons more costly.

         Change in By-laws

         Upon the completion of the reincorporation, the By-laws of OmniCorder will become the by-laws of the surviving corporation. While the By-laws of OmniCorder are similar to the By-laws of Promos, there are differences which may affect your rights as a shareholder.

         Differences Between the Corporate Laws and Charter Documents Governing Promos and OmniCorder

         Promos is incorporated under the laws of the state of Colorado and OmniCorder is incorporated under the laws of the state of Delaware. On the effective date of the reincorporation, the shareholders of Promos, whose rights currently are governed by Colorado law and Promos' Amended and Restated Articles of Incorporation and By-laws, which were created pursuant to Colorado law, will become stockholders of OmniCorder, a Delaware company, and their rights as stockholders will then be governed by Delaware law and OmniCorder's Certificate of Incorporation and By-laws, which were created under Delaware law.

         The corporation laws of Colorado and Delaware differ in some respects. Although all the differences are not described in this Information Statement, the most significant differences, in the judgment of the management of Promos, are summarized below. Shareholders should refer to the Delaware General Corporation Law and the Colorado Business Corporation Act to understand how these laws apply to OmniCorder and Promos, respectively.

         Removal of Directors. Directors may generally be removed with or without cause under the laws of both Colorado and Delaware, with the approval of a majority of the outstanding shares entitled to vote in an election of directors. However, no director may be removed if the number of votes cast against such removal would be sufficient to elect the director.


                         Colorado                                                      Delaware
-----------------------------------------------------------      ---------------------------------------------------------
A director of a corporation  that does not have a staggered      A  director of a corporation that does not have a
board of  directors  or  cumulative  voting  may be removed      classified board of directors or cumulative voting
with or without  cause with the  approval  of a majority of      may be removed  with or without cause  with the
the  outstanding  shares entitled to vote at an election of      approval of a majority  of the outstanding  shares
directors.  In the case of a  Colorado  corporation  having      entitled to vote at an election of directors.  In
cumulative  voting,  if less than the entire board is to be      the case of a  Delaware corporation having cumulative
removed,  a director  may not be removed  without  cause if      voting, if less than the entire board is to  be  removed,
the number of shares voted  against  such removal  would be      a  director  may  not  be  removed without cause if
sufficient to elect the director under  cumulative  voting.      the number of shares voted against such  removal  would
The  Amended and  Restated  Articles  of  Incorporation  of      be  sufficient  to elect the director under  cumulative
Promos do not provide for a  classified  board of directors      voting.  A director of a corporation  with a classified
or for cumulative voting.                                        board of directors may be  removed only for cause,
                                                                 unless the certificate of incorporation otherwise
                                                                 provides. The Certificate of Incorporation of
                                                                 OmniCorder does not provide for a classified board of
                                                                 directors or for cumulative voting.

-----------------------------------------------------------      ---------------------------------------------------------

         Classified Board of Directors. A classified or staggered (the term used in the Colorado Business Corporation Act) board is one on which a certain number, but not all, of the directors are elected on a rotating basis each year. This method of electing directors makes changes in the composition of the board of directors more difficult, and thus a potential change in control of a corporation a lengthier and more difficult process. Neither Promos nor OmniCorder has a classified or staggered board.


                         Colorado                                                      Delaware
-----------------------------------------------------------      ---------------------------------------------------------
Promos' Amended and Restated  Articles of Incorporation and      Delaware law permits, but does not require, a


                                       12

By-laws do not provide for a staggered board.  Colorado law      classified board of directors, pursuant to which
permits,  but  does  not  require,  a  staggered  board  of      the directors  can be divided into as many as three
directors,  pursuant to which the  directors can be divided      classes with staggered terms of office, with only
into as many as  three  classes  with  staggered  terms  of      one class of directors standing for election each
office,  with  only one  class of  directors  standing  for      year.  OmniCorder's Certificate of Incorporation
election year.                                                   and By-laws do not provide for a  classified  board,
                                                                 and OmniCorder  presently does not intend to propose
                                                                 establishment of a classified board.
-----------------------------------------------------------      ---------------------------------------------------------


         Indemnification and Limitation of Liability of Directors, Officers and
Other Agents. Delaware and Colorado have similar laws respecting indemnification by a corporation of its officers, directors, employees and other agents. The laws of both states also permit, with limited exceptions, a corporation to adopt provisions in its articles or certificate of incorporation, as the case may be, eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of the director's fiduciary duty in certain cases. There are nonetheless some differences between the laws of the two states respecting indemnification and limitation of liability of directors, officers and other agents.


                         Colorado                                                      Delaware
-----------------------------------------------------------      ---------------------------------------------------------
The  Amended and  Restated  Articles  of  Incorporation  of      The Certificate of Incorporation of OmniCorder also
Promos   eliminate   the  liability  of  directors  to  the      eliminates the liability of directors  to the
corporation  to  the  fullest  extent   permissible   under      corporation or its stockholders for monetary
Colorado   law.   Colorado   law   does  not   permit   the      damages for breach of fiduciary  duty as a director
elimination of monetary  liability  where such liability is      to the fullest  extent permissible under  Delaware
based  on:  (a)  intentional   misconduct  or  knowing  and      law,  as such law exists currently or as it may be
culpable  violations  of law; (b) acts or omissions  that a      amended in the future. Under  Delaware law, such
director  believes to be contrary to the best  interests of      provision may  not eliminate or limit director
the  corporation or its  shareholders,  or that involve the      monetary liability for: (a) breaches of the
absence  of good  faith  on the part of the  director;  (c)      director's duty of loyalty to the corporation or
receipt  of an  improper  personal  benefit;  (d)  acts  or      its stockholders; (b) acts or omissions not in good
omissions  that show reckless  disregard for the director's      faith or involving intentional misconduct or
duty to the  corporation  or its  shareholders,  where  the      knowing violations of law; (c) the payment of
director in the ordinary  course of performing a director's      unlawful dividends or unlawful stock repurchases or
duties  should be aware of a risk of serious  injury to the      redemptions; or (d) transactions in which the
corporation  or its  shareholders;  (e)  acts or  omissions      director received an  improper personal benefit.
that  constitute an unexcused  pattern of inattention  that      Such limitation  of liability  provisions also may
amounts  to an  abdication  of the  director's  duty to the      notlimit a director's liability for violation of
corporation  and  its shareholders; (f) interested               or otherwise relieve its  directors from the
transactions between  the corporation  and a director  in        necessity of complying  with federal or state
which a director  has a material  financial  interest;  and      securities laws, or affect the availability  of
(g) liability for improper distributions, loans or               non-monetary remedies such as injunctive relief
or guarantees.                                                   rescission.

Colorado law generally permits  indemnification of director      Delaware law generally permits indemnification of
liability,   including  expenses  actually  and  reasonably      expenses, including  attorney's fees, actually and
incurred in the defense or  settlement  of a derivative  or      or reasonably  incurred in the defense or settlement
third-party action,  provided there is a determination by a      of a third-party action, provided there is a
majority vote of a  disinterested  quorum of the directors,      determination by a derivative or majority vote of a
by                                                               disinterested quorum of thedirectors, by
                                                                 independent legal counsel or by a majority vote of
                                                                 a  majority vote of a quorum of the


                                       13


independent legal counsel or by a quorum of the                  stockholders that the person seeking indemnification
shareholders that the person  seeking indemnification            acted in good faith and in a manner reasonably believed
acted  in good faith and in the case of conduct  in an           to be in, or not opposed to, the best interests of the
official  capacity,  in a  manner  he or she reasonably          corporation.  Without court  approval, however, no
believed was in the best interests of the corporation or a       indemnification may be made in respect of any
benefit  plan (if  acting in a capacity with respect  to         derivative action in which such person is adjudged
such a plan).  In other cases, the director is entitled to       liable for negligence or misconduct in the performance
indemnification  if his or her conduct was at least  not         of his or her duty to the  corporation.  Delaware
opposed to the corporation's best interests.  In a criminal      law requires indemnification of expenses when the
proceeding,  the director is entitled to indemnification if      individual being indemnified has successfully defended
he or she had no  reasonable  cause to believe  the conduct      any action, claim, issue, ormatter therein, on the
was unlawful.                                                    merits or otherwise.
Without court  approval,  however,  no  indemnification  is
available in any action by or on behalf of the  corporation      Delaware law also permits a Delaware corporation to
(i.e.,  a  derivative  action)  in  which  such  person  is      provide  indemnification  in excess of that provided
adjudged  liable to the  corporation  or in any other basis      by statute.  In contrast to Colorado law, Delaware
that  he or she  received  an  improper  personal  benefit.      law does not require  authorizing provisions in the
Colorado law requires  indemnification of director expenses      certificate of incorporation  and does not contain
when the  individual  being  indemnified  has  successfully      express  prohibitions on  indemnification in certain
defended any action,  claim,  issue, or matter therein,  on      circumstances.  A court may  impose  limitations  on
the merits or otherwise.                                         indemnification,  however,  based on  principles  of
                                                                 public policy.
A director  may also apply for and obtain indemnification
as ordered by a court under circumstances where the court        Delaware law provides that the indemnification
deems  the director is entitled to mandatory                     provided by statute shall not be deemed exclusive
indemnification  under Colorado law or when, under all the       of any other rights under any bylaw, agreement,
facts and circumstances, it deems it fair and reasonable         vote of stockholders or disinterested directors or
to award indemnification even though the director has not        otherwise.
strictly met the statutory standards. An officer is also
entitled to apply for and receive court awarded
indemnification to the same extent as a director.

A corporation cannot indemnify its directors by any means
(other than under a third party insurance contract) if to do so would be inconsistent with the limitations on indemnification set forth in the Colorado Business
Corporation Act.

A Colorado corporation may indemnify officers, employees, fiduciaries and agents to the same extent as directors, and may indemnify those persons to a greater extent than is available to directors if to do so does not violate public policy and is provided for in a bylaw, a general or specific action of the board of directors or shareholders or in a contract.

-----------------------------------------------------------      ---------------------------------------------------------


         Both Colorado and Delaware law require indemnification when a director or officer has successfully defended an action on the merits, or otherwise.

         Expenses incurred by an officer or director in defending an action may be paid in advance under Colorado and Delaware law if the director or officer undertakes to repay the advances if it is ultimately determined that he or she is not entitled to indemnification. In addition, the laws of both states authorize a corporation's purchase of indemnity insurance for the benefit of its officers, directors, employees and agents whether or not the corporation would have the power to indemnify against the liability covered by the policy.

         Inspection of Shareholder List. Both Delaware and Colorado law allow any shareholder to inspect the shareholder list for a purpose reasonably related to such person's interests as a shareholder.

         Consideration for Issuance of Shares.

                  Colorado                                                Delaware
----------------------------------------------         ------------------------------------------------
Shares  may  be  issued   for   consideration          Shares  may  be  issued   for   consideration
consisting of tangible or intangible property          consisting of tangible or intangible property
or  benefit  to  the  corporation,  including          or  benefit  to  the  corporation,  including
cash,  promissory notes,  services  performed          cash,  promissory notes,  services  performed
and  other  securities  of  the  corporation.          and other securities of the corporation.
Shares  may not be issued  for  consideration
consisting  of  a  promissory   note  of  the          In the  absence  of  "actual  fraud,"  in the
subscriber or an affiliate of the  subscriber          transaction,  the judgment of the board as to
unless the note is negotiable  and is secured          the  value  of  the  consideration  shall  be
by collateral,  other than the shares, having          conclusive.
a fair  market  value at  least  equal to the
principal  amount of the note.  The note must          No  provisions  restrict  the  ability of the
reflect a promise to pay  independent  of the          board to authorize  the issuance of stock for
collateral  and  cannot  be  a  "nonrecourse"          a promissory  note of any type,  including an
note.                                                  unsecured  or  nonrecourse  note  or  a  note
                                                       secured  only by the shares.  Shares with par
Shares  with a par value  may be  issued  for          value cannot be issued for consideration with
consideration less than such par                       a  value  that is less  than  the par  value.
value.                                                 Shares  without  par value can be issued  for
                                                       any  consideration  determined to be valid by
                                                       the board.
----------------------------------------------         ------------------------------------------------


         Dividends and Repurchases of Shares.

                  Colorado                                                Delaware
----------------------------------------------         ------------------------------------------------
Colorado law dispenses with the  requirements          The  concepts  of  par  value,   capital  and
for par value of shares as well as  statutory          surplus  are  retained  under  Delaware  law.
definitions of capital, surplus and the like.          Delaware law permits a corporation to declare
Colorado law permits a corporation to declare          and pay dividends out of surplus or, if there
and pay cash or in-kind property dividends or          is no  surplus,  out of net  profits  for the
to  repurchase  shares  unless,  after giving          fiscal year in which the dividend is declared
effect   to   the   transaction:    (a)   the          and/or for the preceding  fiscal year as long
corporation  would  not be  able  to pay  its          as the amount of  capital of the  corporation
debts as they become due in the usual  course          following the  declaration and payment of the
of business;  or (b) the corporation's  total          dividend  is  not  less  than  the  aggregate
assets  would  be  less  than  the sum of its          amount  of  the  capital  represented  by the
total  liabilities  plus (unless the articles          issued and outstanding stock
of incorporation permit otherwise) the


                                       15





amount   that   would  be   needed,   if  the          of all classes  having a preference  upon the
corporation  were to be dissolved at the time          distribution of assets. In addition, Delaware
of   the   distribution,   to   satisfy   the          law generally provides that a corporation may
preferential   rights  upon   dissolution  of          redeem or  repurchase  its shares only if the
shareholders  whose  preferential  rights are          capital of the  corporation  is not  impaired
superior to those receiving the distribution.          and such  redemption or repurchase  would not
                                                       impair the capital of the corporation.
----------------------------------------------         ------------------------------------------------

         To date, we have not paid any cash dividends. We currently intend to retain our future earnings to support operations and to finance expansion and therefore do not anticipate paying any cash dividends on our common stock in the foreseeable future.

         Shareholder  Voting on Mergers and  Certain  Other  Transactions.  Both
Delaware and Colorado law generally require that a majority of the shareholders of both acquiring and target corporations approve statutory mergers.

                  Colorado                                                Delaware
----------------------------------------------         ------------------------------------------------
Colorado  law does not require a  stockholder          Delaware law contains a similar  exception to
vote of the surviving corporation in a merger          its voting  requirements for  reorganizations
(unless the corporation provides otherwise in          where shareholders of the corporation itself,
its certificate of  incorporation) if (a) the          or   both,    immediately    prior   to   the
merger  agreement does not amend the existing          reorganization will own immediately after the
certificate of incorporation,  (b) each share          reorganization equity securities constituting
of the  stock of the  surviving  corporations          more  than  80% of the  voting  power  of the
outstanding  immediately before the effective          surviving  or  acquiring  corporation  or its
date   of   the   merger   is  an   identical          parent entity.
outstanding  share after the merger,  and (c)
either  no  shares  of  common  stock  of the
surviving    corporation   and   no   shares,
securities or  obligations  convertible  into
such  stock  are to be  issued  or  delivered
under the plan of merger,  or the authorized,
unissued  shares  or the  treasury  shares of
common stock of the surviving  corporation to
be  issued  or  delivered  under  the plan of
merger  plus those  initially  issuable  upon
conversion of any other shares, securities or
obligations  to be issued or delivered  under
such plan do not  exceed 20% of the shares of
common stock of such constituent  corporation
outstanding    immediately   prior   to   the
effective date of the merger.

Unless one of these exceptions are available,
Colorado law requires  that a majority of the
shareholders  of both  acquiring  and  target
corporations approve statutory mergers.
----------------------------------------------         ------------------------------------------------


         Both Delaware law and Colorado law also require that a sale of all or substantially all of the assets of a corporation otherwise than in the ordinary course of business be approved by a majority of the outstanding voting shares of the corporation transferring such assets.

         Both Colorado and Delaware law generally do not require class voting, except in certain transactions involving an amendment to the certificate of incorporation that adversely affects a specific class of shares or where the designation of the class of securities includes such a right.

         Stockholder Approval of Certain Business Combinations under Delaware Law. In recent years, a number of states have adopted special laws designed to make certain kinds of "unfriendly" corporate takeovers, or other transactions involving a corporation and one or more of its significant shareholders, more difficult. Under Section 203, certain "business combinations" with "interested stockholders" of Delaware corporations are subject to a three-year moratorium unless specified conditions are met.

         Section 203 prohibits a Delaware corporation from engaging in a "business combination" with an "interested stockholder" for three years following the date that such person or entity becomes an interested stockholder. With limited exceptions, an interested stockholder is a person or entity who or which owns, individually or with or through certain other persons or entities, 15% or more of the corporation's outstanding voting stock (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only), or is an affiliate or associate of the corporation and was the owner, individually or with or through certain other persons or entities, of 15% or more of such voting stock at any time within the previous three years, or is an affiliate or associate of any of the foregoing.

         For purposes of Section 203, the term "business combination" is defined broadly to include mergers with or caused by the interested stockholder; sales or other dispositions to the interested stockholder (except proportionately with the corporation's other stockholders) of assets of the corporation of a direct or indirect majority-owned subsidiary equal in aggregate market value of 10% or more of the aggregate market value of either the corporation's consolidated assets or all of its outstanding stock; the issuance or transfer by the corporation or a direct or indirect majority-owned subsidiary of stock of the corporation or such subsidiary to the interested stockholder (except for certain transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested stockholder's proportionate ownership of any class or series of the corporation's or such subsidiary's stock or of the corporation's voting stock); or receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary. The three-year moratorium imposed on business combinations by Section 203 does not apply if:

         o prior to the date on which such stockholder becomes an interested stockholder the board of directors approves either the business combination or the transaction that resulted in the person or entity becoming an interested stockholder;

         o upon consummation of the transaction that made him or her an interested stockholder, the interested stockholder owns at least 85% of the corporation's voting stock outstanding at the time the transaction commenced (excluding from the 85% calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans that do not give employee participants the right to decide confidentially whether to accept a tender or exchange offer); or

         o on or after the date such person or entity becomes an interested stockholder, the board approves the business combination and it is also approved at a stockholder meeting by 66-2/3% of the outstanding voting stock not owned by the interested stockholder.
              Section 203 only applies to certain publicly held corporations that have a class of voting stock that is listed on a national securities exchange, quoted on an interdealer quotation system of a registered national securities association, or held of record by more than 2,000 stockholders.

         Although a Delaware corporation to which Section 203 applies may elect not to be governed by Section 203, OmniCorder does not intend to make that election.

         Section 203 will encourage any potential acquirer to negotiate with the board of directors. Section 203 also might have the effect of limiting the ability of a potential acquirer to make a two-tiered bid for our company in which all stockholders would not be treated equally. Shareholders should note, however, that the application of Section 203 to us will confer upon the board of directors the power to reject a proposed business combination in some circumstances, even though a potential acquirer may be offering a substantial premium for our shares over the then-current market price. Section 203 would also discourage certain potential acquirers unwilling to comply with its provisions.

         Interested Director Transactions. Under both Delaware and Colorado law, contracts or transactions in which one or more of a corporation's directors has an interest are generally not void or voidable because of such interest provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain exceptions, the conditions are similar under Delaware and Colorado law. To authorize or ratify the transaction, under Colorado law, (a) either the shareholders or the disinterested members of the board of directors must approve any such contract or transaction in good faith after full disclosure of the material facts, or (b) the contract or transaction must have been fair as to the corporation. The same requirements apply under Delaware law, except that the fairness requirement is tested as of the time the transaction is authorized, ratified or approved by the board, the shareholders or a committee of the board. If board approval is sought, the contract or transaction must be approved by a majority vote of the disinterested directors (though less than a majority of a quorum), except that interested directors may be counted for purposes of establishing a quorum.

         Loans to Directors and Officers.



                  Colorado                                                Delaware
----------------------------------------------         ------------------------------------------------
The board of directors  cannot make a loan to          The board of directors  may make loans to, or
a director or officer (or any entity in which          guaranties  for,  directors  and  officers on
such person has an interest), or guaranty any          such terms as they deem appropriate whenever,
obligation of such person or entity, until at          in the  board's  judgment,  the  loan  can be
least 10 days after  notice has been given to          expected    to    reasonably    benefit   the
the  shareholders  who would be  entitled  to          corporation.
vote  on the  transaction  if it  were  being
submitted for shareholder approval.
----------------------------------------------         ------------------------------------------------

      Stockholder Derivative Suits. Under both Delaware and Colorado law, a stockholder may bring a derivative action on behalf of the corporation only if the stockholder was a stockholder of the corporation at the time of the transaction in question or if his or her stock thereafter passed to him or her by operation of law.

                  Colorado                                                Delaware
----------------------------------------------         ------------------------------------------------
Provides   that   the   corporation   or  the          Delaware does not have a
defendant  in a  derivative  suit  may make a          similar bonding requirement.
motion to the court for - an order  requiring
the  plaintiff   shareholder   to  furnish  a
security bond.
----------------------------------------------         ------------------------------------------------

         Appraisal/Dissenters' Rights. Under both Delaware and Colorado law, a stockholder of a corporation participating in major corporate transactions may, under varying circumstances, be entitled to appraisal/dissenters' rights pursuant to which such stockholder may receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction. Under both Delaware and Colorado law, fair market value is determined exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation.


                  Colorado                                                Delaware
----------------------------------------------         ------------------------------------------------
If the board of directors  initially approves          Unless the board of  directors  approves  the
the  dissolution,  it  may be  approved  by a          proposal to dissolve, the dissolution must be
simple majority of the outstanding  shares of          approved by all the stockholders  entitled to
the corporation's  stock entitled to vote. In          vote thereon.  Only if the board of directors
the   event   of   such   a   board-initiated          initially  approves the dissolution may it be
dissolution,  Colorado  law allows a Colorado          approved   by  a  simple   majority   of  the
corporation to include in its  certificate of          outstanding shares of the corporation's stock
incorporation a supermajority (greater than a          entitled  to  vote.  In the  event  of such a
simple   majority)   voting   requirement  in          board  initiated  dissolution,  Delaware  law
connection with dissolutions.  Under Colorado          allows a Delaware  corporation  to include in
law,    shareholders    may   only   initiate          its    certificate   of    incorporation    a
dissolution by way of a judicial proceeding.           supermajority    (greater   than   a   simple
                                                       majority)  voting  requirement  in connection
                                                       with dissolutions.  OmniCorder's  certificate
                                                       of    incorporation    contains    no    such
                                                       supermajority  requirement,  however,  and  a
                                                       majority of the  outstanding  shares entitled
                                                       to  vote,  voting  at a  meeting  at  which a
                                                       quorum is  present,  would be  sufficient  to
                                                       approve a dissolution of OmniCorder  that had
                                                       previously  been  approved  by its  board  of
                                                       directors.
----------------------------------------------         ------------------------------------------------


FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION

         Promos believes that, for federal income tax purposes, no gain or loss will be recognized by Promos, OmniCorder or the shareholders of Promos who receive OmniCorder common stock for their Promos common stock in connection with the reincorporation. The adjusted tax basis of each whole share of OmniCorder common stock received by a shareholder of Promos as a result of the reincorporation will be the same as the shareholder's aggregate adjusted tax basis in the shares of Promos common stock converted into such shares of OmniCorder common stock. A shareholder who holds Promos common stock will include in his holding period for the OmniCorder common stock that he receives as a result of the reincorporation his holding period for Promos common stock converted into such OmniCorder common stock.

         Because of the complexity of the capital gains and loss provisions of the Internal Revenue Code of 1986 and the uniqueness of each individual's capital gain or loss situation, shareholders contemplating exercising statutory dissenters' rights should consult their own tax advisor regarding the federal income tax consequences of exercising such rights. State, local or foreign income tax consequences to shareholders may vary from the federal income tax consequences described above, and SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISOR AS TO THE CONSEQUENCES TO THEM OF THE REINCORPORATION UNDER ALL APPLICABLE TAX LAWS.

RIGHTS OF DISSENTING SHAREHOLDERS

         Article 113 of the Colorado Business Corporation Act grants certain rights to obtain payment for their shares to dissenting shareholders of a Colorado corporation (such as Promos) with respect to any plan of merger and sales of all, or substantially all, of such corporation's assets. Strict statutory procedures set forth in Section 7-113-202 of the Colorado Business Corporation Act must be followed by dissenting shareholders and failure to do so will result in forfeiture of their rights to payment, and cause such shareholders to be bound by such actions. A shareholder may assert his rights to payment with respect to all or a portion of the shares held by him.

         FAILURE TO FILE THE REQUIRED DOCUMENTS AND TO SUBMIT SUCH SHARES WITHIN THE SPECIFIED TIME PERIODS MAY AUTOMATICALLY CAUSE A TERMINATION OF DISSENTERS' RIGHTS. ADDITIONALLY, A VOTE IN FAVOR OF THE PROPOSED SALE OR MERGER WILL CONSTITUTE A WAIVER OF THE SHAREHOLDERS' RIGHTS UNDER THE ACT AS TO SUCH ACTION, BUT A FAILURE TO VOTE AGAINST THE PROPOSED MERGER WILL NOT. A VOTE AGAINST THE PROPOSED MERGER WILL NOT SATISFY THE REQUIREMENTS OF A WRITTEN OBJECTION AT OR PRIOR TO THE MEETING AND A WRITTEN DEMAND AND DEPOSITING OF CERTIFICATES WITHIN THE TIME SET FORTH IN THE NOTICE TO OBJECTING SHAREHOLDERS.

         The following summary of the provisions of Article 113 is not intended to be a complete statement of such provisions and is qualified in its entirety to the full text of Article 113, a copy of which is attached to this Information Statement as Exhibit 4, and incorporated herein by reference. Shareholders are urged to consult legal counsel with respect to dissenters' rights.

         Shareholders of a Colorado corporation have the right, in limited circumstances, to dissent from certain corporate actions, including the consummation of a plan of merger by a Colorado corporation which requires the approval of such corporation's shareholders. Shareholders entitled to dissent are also entitled to obtain a cash payment in the amount of the fair value of their shares. The holders of our common stock have these rights with respect to the merger.

         A holder of our common stock who wishes to assert dissenters' rights under Article 113 must (i) cause us to receive, before the vote is taken with respect to the merger, written notice of the holder's intention to demand a cash payment for the holder's shares of our common stock if the merger is effectuated; and (ii) not vote the shares of our common stock in favor of the merger. A holder of our common stock failing to satisfy these requirements will not be entitled to dissenters' rights under Article 113.

         If the merger is approved, we must give a written dissenters' notice to all our shareholders who are entitled to demand a cash payment for their shares under Article 113 (the "Dissenters' Notice") within ten days after shareholder approval of the merger. The Dissenters' Notice must: (i) state that the merger was authorized and state the effective date or the proposed effective date of the merger; (ii) state an address at which it will receive cash payment demands and the address of a place where certificates for certificated shares must be deposited; (iii) supply a form for demanding a cash payment, which form shall request a dissenter to state an address to which a cash payment is to be made;
(iv) set the date by which it must receive a cash payment demand and certificates for uncertificated shares, which date may not be less than 30 days after the date that the Dissenters' Notice is given; (v) state the requirement regarding the dissent by record holders with respect to shares held by beneficial owners, as permitted by Section 7-113-103(3) of the Business Corporation Act; and (vi) be accompanied by a copy of Article 113.

         A shareholder who wishes to obtain a cash payment for his or her shares of our common stock must demand a cash payment by submitting the form provided pursuant to (iii) above, or by stating such demand in another writing, and depositing the shareholder's certificate(s) for certificated shares. We may restrict the transfer of any shares not represented by a certificate from the date the demand for cash payment is received. The shareholder demanding a cash payment in accordance with Section 7-113-204 shall retain all rights of a shareholder, except the right to transfer shares, until the effective date of the merger. A shareholder who does not provide demand for a cash payment by the dates set forth in the Dissenter's Notice and in accordance with Section 7-113-204 will not be entitled to a cash payment for his or her shares of our common stock as provided in the Business Corporation Act.

         Pursuant to Sections 7-113-206 and 207 of the Business Corporation Act, upon the effective date of the merger or upon receipt of a cash payment demand, whichever is later, we must pay each dissenter who complied with Section 7-113-204 the amount of cash that we estimate to be the fair market value of the shares, plus accrued interest. The cash payment must be accompanied by (i) certain financial information regarding us; (ii) a statement of our estimate of the fair value of the shares; (iii) an explanation of how the interest was calculated; (iv) a statement of the dissenter's right to demand a cash payment under Section 7-113-209; and (v) a copy of Section 7-113-206 of the Business Corporation Act.

         Section 7-113-208 of the Business Corporation Act permits us to require each shareholder to certify in writing, or in the dissenter's cash payment demand, whether or not the dissenter acquired beneficial ownership of his or her shares of our common stock before the date of the first announcement to the news media or to the shareholders, such date to be set forth in the dissenters' notice. If any dissenter does not so certify in writing, we may offer to make a cash payment if the dissenter agrees to accept such payment in full satisfaction of the demand for a cash payment.

         A dissenter may give written notice to us, within 30 days after we make or offer a cash payment for the dissenter's shares of our common stock, of the dissenter's estimate of the fair value of such shares and of the amount of interest due and may demand cash payment of such estimate, or reject our offer under Section 7-113-208 and demand a cash payment of the fair value of the shares and interest due if: (i) the dissenter believes that the amount of cash paid pursuant to Section 7-113-206 or offered pursuant to Section 7-113-208 is less than the full value of his or her shares of our common stock or that the interest due was incorrectly calculated; (ii) we fail to make a cash payment as required under Section 7-113-206 within the time specified above; or (iii) we do not return the deposited certificates as required by Section 7-113-207. Dissenters who do not give the required notice waive the right to demand a cash payment under Section 7-113-209.

         If a demand for a cash payment under Section 7-113-209 remains unresolved, we may, within 60 days after receiving the cash payment demand, petition the court to determine the fair value of the shares of our common stock and accrued interest. All dissenters whose demands remain unsettled would be made a party to such a proceeding. Each dissenter is entitled to judgment for the amount the court finds to be the fair value of the shares of our common stock, plus interest, less any amount paid by us. The costs associated with this proceeding shall be assessed against us, unless the court finds that all or some of the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding cash payment under Section 7-113-209, in which case the court may assess the costs in the amount the court finds equitable against some or all of the dissenters. The court may also assess the fees and expenses of counsel and experts for the respective parties in amounts the court finds equitable, against us or the dissenters. If we do not commence a proceeding within the 60-day period, we must pay each dissenter whose demand remains unsettled the amount of cash demanded.

               RATIFICATION, ADOPTION AND AMENDMENT OF 1998 STOCK
                  OPTION PLAN OF OMNICORDER TECHNOLOGIES, INC.

BACKGROUND AND PURPOSE

         The board of directors has adopted the 1998 Stock Option Plan of OmniCorder Technologies, Inc., which was assumed on December 19, 2003 pursuant to the reverse acquisition transaction. In addition, the board of directors has adopted an amendment to the 1998 Stock Option Plan increasing the number of shares of common stock available for issuance under the plan to 4,435,500 shares. The board of directors has recommended that the 1998 Stock Option Plan be adopted, assumed and approved by our shareholders at the special meeting. In addition, the board of directors has recommended that the amendment to the plan increasing the number of shares of common stock available for issuance under the plan also be approved by our shareholders at the special meeting. The holders of approximately 52% of our outstanding common stock have agreed to vote in favor of the assumption and adoption of the 1998 Stock Option Plan and the amendment to the plan increasing the number of shares available for issuance to 4,435,500 shares.

         The purpose of the 1998 Stock Option Plan is to enable us to attract, retain and motivate key employees, directors and, on occasion, consultants, by providing them with stock options. Stock options granted under the 1998 Stock Option Plan may be either incentive stock options, as defined in Section 422A of the Internal Revenue Code of 1986, or non-qualified stock options. As of January 29, 2004, stock options to purchase an aggregate of 2,710,459 shares of common stock have been granted.

         The 1998 Stock Option Plan will be administered by the compensation committee of the board of directors, or by the board of directors as a whole. The board of directors has the power to determine the terms of any stock options granted under the 1998 Stock Option Plan, including the exercise price, the number of shares subject to the stock option and conditions of exercise. Stock options granted under the 1998 Stock Option Plan are generally not transferable, and each stock option is generally exercisable during the lifetime of the optionee only by such optionee. The exercise price of all incentive stock options granted under the 1998 Stock Option Plan must be at least equal to the fair market value of the shares of common stock on the date of the grant. With respect to any participant who owns stock possessing more than 10% of the voting power of all classes of our stock, the exercise price of any incentive stock option granted must be equal to at least 110% of the fair market value on the grant date. The term of all incentive stock options under the 1998 Stock Option Plan may not exceed ten years, or five years in the case of 10% owners. The specific terms of each stock option grant must be approved by the compensation committee or the board of directors and are reflected in a written stock option agreement.

NEW PLAN BENEFITS

         The following table sets forth the stock options that the individuals and groups referred to below have received as of January 29, 2004 under the 1998 Stock Option Plan:


NAME AND POSITION                                                                  1998 STOCK OPTION PLAN
-----------------                                                                  ----------------------
                                                                            DOLLAR VALUE      NUMBER OF UNITS
                                                                            ------------      ---------------
Mark A. Fauci,
     President and Chief Executive Officer...........................          $956,250(2)           250,000

Marek Pawlowski, Ph.D.
     Vice President - Product Development............................          $406,122(3)            96,010

Steven W. Albanese
     Controller......................................................                --                   --

Executive Group......................................................         $956,250(2)            250,000
                                                                              $406,122(3)             96,010

Non-Executive Director Group(6)......................................       $3,626,849(3)            754,727

Non-Executive Officer Employee Group.................................       $1,199,645(3)            283,604
                                                                               152,980(4)             40,047
                                                                               122,307(5)             44,154
-------------------------------------------

(1) The grant of options in the future is entirely within the discretion of the board of directors or the committee. We cannot determine the nature, amount or the dollar value of stock option awards that may be made in the future.

(2) Dollar value is based upon the difference between the closing price of the common stock on the OTC Bulletin Board on January 28, 2004, and $1.375, the exercise price of the options granted. On January 28, 2004, the closing price was $5.20 per share.

(3) Dollar value is based upon the difference between the closing price of the common stock on the OTC Bulletin Board on January 28, 2004, and $.97, the exercise price of the options granted, after giving effect to the completion of the reverse acquisition transaction on December 19, 2003. On January 28, 2004, the closing price was $5.20 per share.

(4) Dollar value is based upon the difference between the closing price of the common stock on the OTC Bulletin Board on January 28, 2004, and $1.38, the exercise price of the options granted, after giving effect to the completion of the reverse acquisition transaction on December 19, 2003. On January 28, 2004, the closing price was $5.20 per share.

(5) Dollar value is based upon the difference between the closing price of the common stock on the OTC Bulletin Board on January 28, 2004, and $2.43, the exercise price of the options granted, after giving effect to the completion of the reverse acquisition transaction on December 19, 2003. On January 28, 2004, the closing price was $5.20 per share.

(6) Does not include stock options to purchase an aggregate of 613,638 shares of common stock granted to individuals who previously served on the board of directors of OmniCorder Technologies, Inc. prior to the completion of the reverse acquisition transaction on December 19, 2003, and who are not members of the board of directors of Promos. Of these option amounts, options to purchase 243,978 shares were granted at an exercise price of $.55 per share, and options to purchase 369,660 shares were granted at an exercise price of $1.14 per share, after giving effect to the completion of the reverse acquisition transaction on December 19, 2003.

         We expect to grant additional options to purchase shares of our common stock in the future to the persons listed in the table above and to other eligible participants. The grant of stock options in the future to these persons is entirely within the discretion of the board of directors or the compensation committee. We cannot determine the nature, amount or the dollar value of stock option awards that may be made in the future.

                       BOARD OF DIRECTORS' RECOMMENDATIONS

         Our board of directors has considered each of the proposals set forth in this Information Statement and is recommending that the shareholders adopt each of the proposals.

         MANAGEMENT AND A NUMBER OF FORMER STOCKHOLDERS OF OMNICORDER OWN SUFFICIENT VOTING STOCK OF PROMOS TO ADOPT, RATIFY AND APPROVE ALL OF THE ITEMS TO BE VOTED UPON AT THE SPECIAL MEETING OF THE SHAREHOLDERS. NO FURTHER CONSENTS, VOTES OR PROXIES ARE NEEDED, AND NONE ARE REQUESTED.

         The information contained in this Information Statement constitutes the only notice any shareholder will be provided.

                  INTEREST OF CERTAIN PERSONS IN OR OPPOSITION

                           TO MATTERS TO BE ACTED UPON

         None of our officers, directors or any of their respective affiliates has any interest in any of the proposals to be acted upon at the meeting. None of our directors has indicated to us an intention to oppose any of the proposals to be acted upon at the meeting. Management and a number of former OmniCorder stockholders have enough votes to approve the proposals described in this Information Statement and have indicated that they will approve the proposals at the meeting.

                           FORWARD-LOOKING STATEMENTS

         This Information Statement may contain certain "forward-looking" statements as such term is defined in the Private Securities Litigation Reform Act of 1995 or by the Securities and Exchange Commission in its rules, regulations and releases, which represent our expectations or beliefs, including but not limited to, statements concerning our operations, economic performance, financial condition, growth and acquisition strategies, investments, and future operational plans. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as "may," "will," "expect," "believe," "anticipate," "intend," "could," "estimate," "might," or "continue" or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including uncertainty related to acquisitions, governmental regulation, managing and maintaining growth, volatility of stock prices and any other factors discussed in this and other of our filings with the Securities and Exchange Commission, or SEC.

                       WHERE YOU CAN FIND MORE INFORMATION

         We are subject to the information and reporting requirements of the Securities Exchange Act of 1934 and in accordance with this act, we file periodic reports, documents and other information with the SEC relating to our business, financial statements and other matters. These reports and other information may be inspected and are available for copying at the offices of the SEC, 450 Fifth Street, NW, Washington, DC 20549 or may be accessed at www.sec.gov.

                                 OTHER BUSINESS

         Our management knows of no other matter which may come before the meeting. However, if any additional matters are properly presented at the meeting, the former OmniCorder stockholders have enough votes to establish a quorum and will vote in accordance with their judgment on such matters.

                     INCORPORATION OF FINANCIAL INFORMATION

         Our Annual Report on Form 10-KSB for the year ended December 31, 2002, as filed with the SEC on March 28, 2003 (Commission File No. 0-27943), is incorporated in its entirety by reference into this Information Statement. In addition, our Current Report on Form 8-K, as filed with the SEC on January 5, 2004, is incorporated in its entirety by reference into this Information Statement. We will provide, without charge, to each shareholder as of the record date, upon the written or oral request of the shareholder and by first class mail or other equally prompt means within one business day of our receipt of such request, copies of the Annual Report on Form 10-KSB and Current Report on Form 8-K which we have incorporated by reference into this Information Statement, as well as all amendments thereto, including the financial statements and schedules, as filed with the SEC. Shareholders should direct the written request to Ms. Barbara Stahl, Director, Human Resources/Administration, c/o Promos, Inc., 12-8 Technology Drive, East Setauket, New York 11733-4049. Oral requests should be directed to Ms. Stahl at (631) 689-3781.

         As shareholders representing approximately 52% of our outstanding shares of common stock have agreed to vote for each of the actions described in this Information Statement at the special meeting, WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED TO SEND US A PROXY. This Information Statement is for informational purposes only. Please read this Information Statement carefully.

                                  By Order of the Board of Directors

                                  /s/ Mark A. Fauci
                                  ----------------------------------------------
                                  Mark A. Fauci
                                  President and Chief Executive Officer

February 3, 2004

                                INDEX OF EXHIBITS

         Exhibit 1:        Agreement and Plan of Merger.

         Exhibit 2:        Certificate of Incorporation of OmniCorder
                           Technologies, Inc.

         Exhibit 3:        By-laws of OmniCorder Technologies, Inc.

         Exhibit 4:        Colorado Statutes concerning Dissenter's Rights.

         Exhibit 5:        1998 Stock Option Plan, as amended.